Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 5 to the Amended and Restated Credit Agreement, dated as of March 24, 2010 (this “Amendment”), by and among U.S. Concrete, Inc., a Delaware corporation (the “Borrower”) and the Lenders party hereto.

Preliminary Statements

Capitalized terms defined in the Credit Agreement (as defined below) and not otherwise defined in this Amendment are used herein as therein defined.

The Borrower, the Lenders, the Issuers, Citicorp North America, Inc., as agent for the Lenders and the Issuers and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”), Bank of America, N.A., in its capacity as syndication agent for the Lenders and the Issuers (the “Syndication Agent”) and JPMorgan Chase Bank, N.A., in its capacity as documentation agent for the Lenders and the Issuers (the “Documentation Agent”) are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2006 (as the same has been amended by Amendment No. 1 dated March 1, 2007, Amendment No. 2 dated November 6, 2007, Amendment No. 3 dated July 11, 2008 and Amendment No. 4 dated February 19, 2010, and has been otherwise amended, supplemented or modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth herein.

The parties hereto agree to amend the Credit Agreement subject to the conditions set forth herein.

SECTION 1.                                Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)                 Section 1.1(Defined Terms) is hereby amended as follows:

(i)           by adding thereto in the appropriate alphabetical order the following definitions:

“Fifth Amendment” means that certain Amendment No. 5 to this Agreement, dated as of March 24, 2010.

“Fifth Amendment Effective Date” means March 24, 2010.

“Mortgage” has the meaning specified in the Fifth Amendment.

“Quarry” means the aggregates quarry owned by Eastern Concrete Materials, Inc. (“EMI”) located in Hamburg, New Jersey and any equipment or other assets of EMI used in the operation of such quarry in the ordinary course of business and consistent with past practice, together with any proceeds and products of any of the foregoing (including Accounts and intangible assets pertaining thereto).

(ii)           by amending and restating the definition of “Applicable Amount” in its entirety as follows:
“Applicable Amount” means, (i) from and after the Fifth Amendment Effective Date until the earlier to occur of (A) April 30, 2010 and (B) the Borrower making the interest payment (or any portion thereof) due on April 1, 2010 (or giving any notice of its intent to make such a payment) with respect to the New Notes, $1,500,000 and (ii) thereafter, $25,000,000.

(iii)           by amending and restating the definition of “Applicable Margin” in its entirety as follows:
“Applicable Margin” means, with respect to Revolving Loans maintained as (i) Base Rate Loans, a rate equal to 4.25% per annum and (ii) Eurodollar Rate Loans, a rate equal to 5.25% per annum.

(iv)           by amending the definition of “Base Rate” adding the following proviso to the end thereof:

;provided that notwithstanding the foregoing, in no event shall the Base Rate be less than 3.00% per annum.

(v)           by amending and restating the definition of “Collateral Documents” in its entirety as follows:

“Collateral Documents” means the Pledge and Security Agreement, the Deposit Account Control Agreements, the Securities Account Control Agreements, the Mortgages and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.

(vi)           by amending the definition of “Eurodollar Rate” by adding the following proviso to the end thereof:

;provided that notwithstanding the foregoing, in no event shall the Eurodollar Rate be less than 2.00% per annum.

(vii)           by amending and restating the definition of “Excluded Collateral” in its entirety as follows:

“Excluded Collateral means (a) the equity interests of the Excluded Joint Venture (the “Excluded Equity”), (b) the assets owned by the Excluded Joint Venture (the “Excluded JV Assets”), (c) any real estate assets leased by the Borrower and its Subsidiaries (the “Leasehold Interests”) and (d) any real estate assets owned by the Borrower and its Subsidiaries with a net book value of less than $100,000.

(viii)           by amending and restating the final sentence of the definition of “Revolving Credit Commitment” in its entirety as follows:

The aggregate amount of the Revolving Credit Commitments as of the Fifth Amendment Effective Date is $60,000,000.

(b)                 Section 2.10(c) (Interest) is hereby amended by adding the following proviso at the end of the first sentence thereof:

(the “Default Rate”), provided, that for so long as such Event of Default shall be continuing, the Default Rate shall increase by an additional 1.0% at the end of each successive 30-day period.

(c)                 Section 7.11(b) (Additional Collateral and Guaranties) is hereby amended by adding at the end of the proviso in the eleventh line thereof “except to the extent required by the Fifth Amendment”.

(d)                 Section 7.13 (Real Property) is hereby amended by deleting the text of clause (b) thereof in its entirety and substituting the phrase “Intentionally Omitted” therefor.

(e)                 Section 8.1(Indebtedness) is hereby amended by adding the following new paragraph at the end thereof:

Notwithstanding anything herein to the contrary, the Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become directly or indirectly liable with respect to any Indebtedness after the Fifth Amendment Effective Date, except (i) as permitted with the consent of the Requisite Lenders, (ii) Indebtedness permitted pursuant to clauses (a) and (g) above, (iii) unsecured Indebtedness resulting from the conversion of trade payables and (iv) other Indebtedness incurred in the ordinary course of business in an aggregate principal amount not to exceed $1,000,000.

SECTION 2.                                Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied or waived in writing by the Requisite Lenders (the “Effective Date”):

(a)                 Certain Documents. The Lenders shall have received counterparts of each of the following, each dated the Effective Date (unless otherwise agreed by the Requisite Lenders), in form and substance reasonably satisfactory to the Requisite Lenders:

(i)           this Amendment executed by the Borrower and the Requisite Lenders;

(ii)           a consent and reaffirmation in respect of this Amendment in the form attached hereto, executed by each Guarantor;

(iii)           a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and/or the attached Reaffirmation and Consent of Guarantors or other document required hereunder to be executed by or on behalf of such Loan Party and (B) the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and/or the attached Reaffirmation and Consent of Guarantors and the other documents required hereunder to be executed by or on behalf of such Loan Party; and

(iv)            a certificate from a Responsible Officer of the Borrower certifying that the representations and warranties set forth in Section 6 of this Amendment are true and correct in all material respects as of the Effective Date.

(b)                 Certain Collateral Documents.  The Lenders shall have received counterparts of each of the following, each dated on or before the Effective Date, in form and substance reasonably satisfactory to the Requisite Lenders:

(i)           a mortgage, deed of trust or other applicable real estate security document with respect to the Quarry and each other Real Property owned by a Loan Party with a net book value equal to or greater than $100,000 including, without limitation, those properties listed on Schedule II hereto (each such other Real Property, a “Specified Real Property”) (such mortgages, deeds of trust and other real estate security documents being collectively referred to herein as the “Mortgages”);

(ii)           an opinion of counsel in the state in which the Mortgage for the Quarry is to be recorded;

(iii)            for the Quarry (x) a mortgagee’s title policy (or policies) or marked-up unconditional binder (or binders) for such insurance (a “Mortgagee’s Title Insurance Policy”), which shall (A) be issued at ordinary rates, (B) insure that the Lien granted pursuant to the Mortgage insured thereby creates a valid first Lien on the Quarry free and clear of all defects and encumbrances, except for Customary Permitted Liens, (C) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder, (D) be in the form of the ALTA Loan Policy – 2006 (or equivalent policies), (E) contain the appropriate endorsements and (F) be issued by one or more national title insurance companies (including any such title companies acting as co-insurers or reinsurers) and (y) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies);

(iv)           for the Quarry, evidence that all premiums in respect of each Mortgagee’s Title Insurance Policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid or delivered to the title company to pay;

(v)           for the Quarry and each Specified Real Property, a certification from the Federal Emergency Management Agency as to whether such Real Property is located in a floodplain;

(vi)           if available and in possession of the Borrower, a Phase I environmental report with respect to the Quarry and each parcel of Specified Real Property, showing no material condition of environmental concern;

(vii)           if available and in possession of the Borrower, a survey with respect to the Quarry and each parcel of Specified Real Property; and

(viii)           such other agreements, documents and instruments as the Requisite Lenders deem reasonably necessary to create, register or otherwise perfect, maintain, evidence the existence, substance, form or validity of, or enforce a valid and enforceable first priority Lien on the Quarry and each parcel of Specified Real Property in favor of the Administrative Agent for the benefit of the Secured Parties (or in favor of such other trustee as may be required under local law) subject only to Customary Permitted Liens.

Notwithstanding anything herein to the contrary, the conditions specified in this Section 2 shall be deemed satisfied upon acceptance of this Amendment by the Requisite Lenders.

SECTION 3.                                Additional Covenants.

(a)                 After the Effective Date, and prior to the earlier of (x) April 30, 2010 and (y) the occurrence of an Event of Default, the Lenders agree (on a several and not joint basis) to use their commercially reasonable efforts not to incur any costs or expenses associated with any financial advisor in connection with the matters and transactions contemplated by the terms and conditions of the Credit Agreement (including this Amendment);

(b)                 No later than March 31, 2010 (unless otherwise agreed by the Requisite Lenders), the Lenders shall have received an opinion of counsel in each state in which the Mortgages for the Specified Real Properties are to be recorded in form and substance reasonably satisfactory to the Requisite Lenders;

(c)                 Notwithstanding anything to the contrary in the Credit Agreement, the Lenders agree not to exercise any right of set-off against any Loan Party without the prior written consent of the Requisite Lenders; and

(d)                 Within 30 days following the Effective Date (unless otherwise agreed by the Requisite Lenders), the Lenders shall have received counterparts of each of the following in form and substance reasonably satisfactory to the Requisite Lenders:

(i)           for each Specified Real Property with a net book value equal to or greater than $700,000 (x) a Mortgagee’s Title Insurance Policy, which shall (A) be issued at ordinary rates, (B) insure that the Lien granted pursuant to the Mortgage insured thereby creates a valid first Lien on such parcel of Specified Real Property free and clear of all defects and encumbrances, except for Customary Permitted Liens, (C) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder, (D) be in the form of the ALTA Loan Policy – 2006 (or equivalent policies), (E) contain the appropriate endorsements and (F) be issued by one or more national title insurance companies (including any such title companies acting as co-insurers or reinsurers) and (y) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies); and

(ii)           for each Specified Real Property with a net book value equal to or greater than $700,000, evidence that all premiums in respect of each Mortgagee’s Title Insurance Policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid.

SECTION 4.                                Construction with the Loan Documents.

(a)                  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and waived hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b)                 Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees and security interests granted pursuant to the respective Loan Documents.

(c)                 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)                 This Amendment is a Loan Document.

(e)                 This Amendment shall not extinguish, discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, except as modified or waived hereby in connection herewith.

SECTION 5.                                 Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 6.                                Representations and Warranties. The Borrower hereby represents and warrants that on the Effective Date:

(a)                 Each of the representations and warranties made by it in the Credit Agreement, as amended and waived hereby, and the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

(b)                 This Amendment has been duly executed and delivered by each Loan Party party thereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)                 Execution and delivery by the Borrower of this Amendment, and consummation of the transactions contemplated hereby and thereby, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate the Constituent Documents of any Loan Party, (iii) will not violate any Requirement of Law, (iv) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Related Document or any other material Contractual Obligation of the Borrower or any of its Subsidiaries, and (v) will not result in the creation or imposition of any Lien on any property of any Loan Party, except Liens created by the Loan Documents or otherwise permitted by Section 8.2 of the Credit Agreement.

SECTION 7.                                Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.                                Updated Schedule I (Commitments). The parties hereto agree that (i) Schedule I (Commitments) attached hereto reflects the Revolving Credit Commitments as of the Fifth Amendment Effective Date and (ii) the aggregate amount of the Revolving Credit Commitments on the Fifth Amendment Effective Date is $60,000,000.

SECTION 9.                                Release. In further consideration of the Lenders’ execution of this Amendment, the Borrower unconditionally and irrevocably acquits and fully forever releases and discharges each Lender, each Issuer, the Administrative Agent, the Syndication Agent, the Documentation Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower ever had or now has against any of the Releasees (a) which may have arisen at any time prior to the date hereof and (b) which were in any manner related to this Amendment, the Credit Agreement, any other applicable Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). The Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

SECTION 10.                                Perfection of Additional Collateral.  The parties hereto acknowledge that perfection of the Administrative Agent's Lien in certain Collateral, including, without limitation, real property and improvements thereto, is ongoing, but the Borrower and the other Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Sections 7.11 and 7.13 of the Credit Agreement (as modified by this Amendment) and the other Loan Documents.  The Borrower agrees that any perfection of Liens described in the preceding sentence that occurs between the date hereof and April 30, 2010 is intended to have occurred substantially contemporaneously with the Fifth Amendment Effective Date.

[Signature Pages Follow]

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. CONCRETE, INC., as Borrower

By:	/s/ Robert D. Hardy
Name: Robert D. Hardy
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Documentation Agent and Lender

By:	/s/ Thomas Vertin
Name: Thomas Vertin
Title: Senior Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

BANK OF AMERICA, N.A.

By:	/s/ John Todd
Name: John Todd
Title: Executive Vice President

BRANCH BANKING & TRUST CO.

By:	/s/ Cory Boyte
Name: Cory Boyte
Title: Senior Vice President

CAPITAL ONE, N.A.

By:	/s/ Emily Lapse
Name: Emily Lapse
Title: Vice President

COMERICA BANK

By:	/s/ Sarah R. Miller
Name: Sarah R. Miller
Title: Vice President

CONSENT AND REAFFIRMATION OF GUARANTORS

Dated as of March 24, 2010

Each of the undersigned, as a Guarantor under the Guaranty, dated as of March 12, 2004 (the “Guaranty”), and as a Loan Party under each Collateral Document to which it is a party, hereby consents to that certain Amendment No. 5 to the Amended and Restated Credit Agreement dated as of the date hereof and to which this consent and reaffirmation is attached (the “Amendment”) and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

[Signature Pages Follow]

ALBERTA INVESTMENTS, INC.
ALLIANCE HAULERS, INC.
AMERICAN CONCRETE PRODUCTS, INC.
ATLAS REDI-MIX, LLC
ATLAS-TUCK CONCRETE, INC.
BEALL CONCRETE ENTERPRISES, LLC
BEALL INDUSTRIES, INC.
BEALL MANAGEMENT, INC.
BUILDERS’ REDI-MIX, LLC
BWB, INC. OF MICHIGAN
CENTRAL CONCRETE SUPPLY CO., INC.
CENTRAL PRECAST CONCRETE, INC.
HAMBURG QUARRY LIMITED LIABILITY COMPANY
INGRAM CONCRETE, LLC
MG, LLC
REDI-MIX CONCRETE, L.P.
REDI-MIX GP, LLC
REDI-MIX, LLC
SAN DIEGO PRECAST CONCRETE, INC.
SIERRA PRECAST, INC.
SMITH PRE-CAST, INC.
SUPERIOR CONCRETE MATERIALS, INC.
U.S. CONCRETE ON-SITE, INC.
USC MANAGEMENT CO., LLC
USC PAYROLL, INC.
USC TECHNOLOGIES, INC.

By:	/s/ Curt M. Lindeman
Name: Curt M. Lindeman
Title: Vice President and Secretary

KURTZ GRAVEL COMPANY SUPERIOR HOLDINGS, INC. TITAN CONCRETE INDUSTRIES, INC.

By:	/s/ Robert D. Hardy
Name: Robert D. Hardy
Title: Vice President and Secretary

BRECKENRIDGE READY MIX, INC.

By:	/s/ Robert D. Hardy
Name: Robert D. Hardy
Title: Vice President

RIVERSIDE MATERIALS, LLC

By:	/s/ Robert D. Hardy
Name: Robert D. Hardy
Title: Vice President

EASTERN CONCRETE MATERIALS, INC.

By:	/s/ Robert D. Hardy
Name: Robert D. Hardy
Title: President and Secretary

LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC MASTER MIX CONCRETE, LLC MASTER MIX, LLC NYC CONCRETE MATERIALS, LLC PEBBLE LANE ASSOCIATES, LLC

By:	/s/ Curt M. Lindeman
Name: Curt M. Lindeman
Title: President and Secretary

CONCRETE XXXIII ACQUISITION, INC. CONCRETE XXXIV ACQUISITION, INC. CONCRETE XXXV ACQUISITION, INC. CONCRETE XXXVI ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name: Curt M. Lindeman
Title: President and Secretary

CONCRETE ACQUISITION III, LLC CONCRETE ACQUISITION IV, LLC CONCRETE ACQUISITION V, LLC CONCRETE ACQUISITION VI, LLC

By:	/s/ Curt M. Lindeman
Name: Curt M. Lindeman
Title: President

USC ATLANTIC, INC.

By:	/s/ Sean M. Gore
Name: Sean M. Gore
Title: Vice President and Secretary

USC MICHIGAN, INC.

By:	/s/ Michael W. Harlan
Name: Michael W. Harlan
Title: Vice President and Secretary